CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, William Whittle, President, CEO and CFO of General Gold Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the quarterly report on Form 10-QSB of General Gold Corporation for the nine month period ended January 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of General Gold Corporation.

Dated: April 22, 2005

/s/ William Whittle

William Whittle

President, CEO and CFO (Principal Executive Officer, Principal Financial Officer and Principal Reporting Officer)